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                                                                   EXHIBIT 10.11

                         MANAGEMENT SERVICES AGREEMENT


This Management Services Agreement (the "Agreement") is dated as of August 25, 2000, by and among Salem Communications Holding Corporation, a Delaware corporation ("HoldCo"), and Salem Communications Corporation ("Parent") and each direct or indirect subsidiary of Parent (other than HoldCo) who agrees to be bound by the terms hereof by executing the master copy of this agreement and causes its name to be added to Schedule A hereto ("Subsidiary" or "Subsidiaries").

                                    RECITALS

Whereas, Salem Communications Corporation ("Parent") has historically provided various management and other services to or on behalf of each of its direct and indirect subsidiaries.

Whereas, as part of a restructuring of Parent's subsidiary holdings, Parent has assigned to AcqCo the proceeds of its Bridge Credit Agreement (as defined below) as well as its contract rights to acquire the assets of radio station KALC-FM (Denver, CO).

Whereas, following the assignment to AcqCo described above, Parent assigned to HoldCo, substantially all of its remaining assets, rights and liabilities, excluding the common stock of HoldCo and AcqCo.

Whereas, HoldCo, AcqCo and Parent have approved the terms of the Second Amended and Restated Credit Agreement dated as of August 24, 2000, by and among Salem Communications Holding Corporation, The Bank of New York as Administrative Agent, Bank of America, N.A. as Syndication Agent, Fleet National Bank as Documentation Agent, Union Bank of California, N.A. and The Bank of Nova Scotia, as Co-Agents, and the other Lenders party thereto (the "Second Amended and Restated Credit Agreement").

Now therefore, for good and valuable consideration, including without limitation, the covenants and conditions contained herein, the receipts and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. From and after the date first stated above, HoldCo agrees to provide management, treasury, finance, procurement, reporting (including to the Securities and Exchange Commission), regulatory, legal, accounting, tax, computer and support services (the "Services") to Parent and each subsidiary of Parent, as reasonably requested including, without limitation, AcqCo. The parties hereto acknowledge that all officers, directors, employees, agents and consultants employed or retained by HoldCo and that all operations conducted at the offices of HoldCo in Camarillo, California, are employed, retained, or conducted (as the case may be) in connection with the provision of Services, including those to be provided pursuant to this Agreement.



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        2. All direct and indirect subsidiaries of Parent that are or become borrowers or guarantors of any obligations under (i) the Second Amended and Restated Credit Agreement or (ii) the Credit Agreement dated as of August 24, 2000 among Parent, the lenders party thereto and ING (U.S.) Capital LLC, as administrative agent, (the "Bridge Credit Agreement" and, together with the Second Amended and Restated Credit Agreement, the "Credit Agreement") may join this Agreement as Subsidiaries, in which event, the name of such subsidiary shall be added to Schedule A hereto.

        3. Parent and each Subsidiary, without duplication, shall be required to reimburse HoldCo for Services provided hereunder as set forth on Schedule B hereto.

        4. Nothing is this Agreement shall prohibit Parent or any Subsidiary directly, or in conjunction with other Subsidiaries, from employing or retaining any individual or entity to provide services that are similar to the Services provided.

        5. Parent shall have the right to assess each Subsidiary its share of the costs of Services allocated to all Subsidiaries hereunder, as determined by Parent hereunder, at such times as Parent shall determine.

        6. Any dispute or ambiguity concerning the calculation or basis of determination of any payment provided for under this Agreement shall be resolved by Parent. The judgment of Parent shall be conclusive and binding upon the parties hereto.

        7. The parties hereto specifically recognize that from time to time other companies may become direct or indirect subsidiaries of Parent and hereby agree that such new subsidiaries to the extent they become borrowers or guarantors under the Credit Agreements on either of them, may become parties to this Agreement by executing the master copy of this Agreement which shall be maintained at Parent's headquarters and its name will be added to Schedule A attached hereto. It will not be necessary, for all the other parties to re-execute the Agreement but the new subsidiary may simply execute the existing Agreement and it will be effective as if the old Subsidiaries had re-executed this Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto (including each Subsidiary, whether or not such entity was a Subsidiary upon the original execution of this Agreement) and their respective successors and permitted assigns to the same extent as if such successors or assigns (or such future members) had been original parties to this Agreement.

        8. This Agreement sets forth the entire agreement and understanding of the parties in respect of the subject matter contained in this Agreement and supercedes all prior or contemporaneous agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any party or by any officer, employee or representative of any party. Except as provided in Section 12, this Agreement shall not be modified, supplemented or terminated except by a writing duly signed by each of the parties hereto, and no waiver of any provision of this Agreement shall be effective unless in writing duly signed by the party sought to be bound.



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        9. Any payment, notice, communication or approval required or permitted to be given under this Agreement shall be deemed to have been duly given if delivered by hand or deposited in the United States mail, postage prepaid and sent by certified or registered mail, addressed to Parent or any Subsidiary at:

               4880 Santa Rosa Road, Suite 300
               Camarillo, CA  93012
               Attention:  Corporate Secretary

        10. Except as specifically set forth or referred to in this Agreement, nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give to any person or corporation other than the parties hereto (and, in accordance with Section 7, their successor or assigns) any rights or remedies under or by reason of this Agreement.

        11. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of California.

        12. The term of this Agreement shall be one (1) year. This Agreement shall automatically renew for successive one (1) year terms unless any party (the "Terminating Party") hereto shall give written notice in advance of such date indicating it does not intend this Agreement to, as to such party, renew. In which event, at the expiration of the existing term, this Agreement shall continue as to such other parties, but the Terminating Party shall have no further obligations hereunder.

        13. If any provision of this Agreement or the application thereof to any party is held invalid or unenforceable, the remainder of this Agreement and the application of such provision to other parties or circumstances will not be affected thereby, the provisions of this Agreement being severable in any such instance.

        14. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


(Signatures to follow on the next page)



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The parties hereto have caused this Agreement to be duly executed as of the date first written above.

Salem Communications Corporation


                                    By: /s/ Jonathan L. Block
                                       -----------------------------------------
                                    Name: Jonathan L. Block
                                    Title: Vice President

(More signatures to follow on the next page)



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                                    Salem Communications Holding Corporation

                                    By: /s/ Jonathan L. Block
                                       -----------------------------------------
                                    Name: Jonathan L. Block
                                    Title: Vice President


(More signatures to follow on the next page)



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ATEP RADIO, INC.
BISON MEDIA, INC.
CARON BROADCASTING, INC.
CCM COMMUNICATIONS, INC.
COMMON GROUND BROADCASTING, INC.
GOLDEN GATE BROADCASTING COMPANY, INC.
INLAND RADIO, INC.
INSPIRATION MEDIA OF PENNSYLVANIA, LP
INSPIRATION MEDIA OF TEXAS, LLC.
INSPIRATION MEDIA, INC.
KINGDOM DIRECT, INC.
NEW ENGLAND CONTINENTAL MEDIA, INC.
NEW INSPIRATION BROADCASTING COMPANY, INC.
OASIS RADIO, INC.
ONEPLACE, LLC.
PENNSYLVANIA MEDIA ASSOCIATES, INC.
RADIO 1210, INC.
REACH SATELLITE NETWORK, INC.
SALEM MEDIA CORPORATION
SALEM MEDIA OF COLORADO, INC.
SALEM MEDIA OF GEORGIA, INC.
SALEM MEDIA OF HAWAII, INC.
SALEM MEDIA OF ILLINOIS, LLC.
SALEM MEDIA OF KENTUCKY, INC.
SALEM MEDIA OF NEW YORK, LLC.
SALEM MEDIA OF OHIO, INC.
SALEM MEDIA OF OREGON, INC.
SALEM MEDIA OF PENNSYLVANIA, INC.
SALEM MEDIA OF TEXAS, INC.
SALEM MEDIA OF VIRGINIA, INC.
SALEM MUSIC NETWORK, INC.
SALEM RADIO NETWORK INCORPORATED
SALEM RADIO OPERATIONS, LLC.
SALEM RADIO OPERATIONS - PENNSYLVANIA, INC.
SALEM RADIO PROPERTIES, INC.
SALEM RADIO REPRESENTATIVES, INC.
SCA LICENSE CORPORATION
SOUTH TEXAS BROADCASTING, INC.
SRN NEWS NETWORK, INC.
VISTA BROADCASTING, INC.


                                    By: /s/ Jonathan L. Block
                                       -----------------------------------------
                                    Name: Jonathan L. Block
                                    Title: Vice President


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                                   SCHEDULE A

ATEP RADIO, INC.
BISON MEDIA, INC.
CARON BROADCASTING, INC.
CCM COMMUNICATIONS, INC.
COMMON GROUND BROADCASTING, INC.
GOLDEN GATE BROADCASTING COMPANY, INC.
INLAND RADIO, INC.
INSPIRATION MEDIA OF PENNSYLVANIA, LP
INSPIRATION MEDIA OF TEXAS, LLC.
INSPIRATION MEDIA, INC.
KINGDOM DIRECT, INC.
NEW ENGLAND CONTINENTAL MEDIA, INC.
NEW INSPIRATION BROADCASTING COMPANY, INC.
OASIS RADIO, INC.
ONEPLACE, LLC.
PENNSYLVANIA MEDIA ASSOCIATES, INC.
RADIO 1210, INC.
REACH SATELLITE NETWORK, INC.
SALEM MEDIA CORPORATION
SALEM MEDIA OF COLORADO, INC.
SALEM MEDIA OF GEORGIA, INC.
SALEM MEDIA OF HAWAII, INC.
SALEM MEDIA OF ILLINOIS, LLC.
SALEM MEDIA OF KENTUCKY, INC.
SALEM MEDIA OF NEW YORK, LLC.
SALEM MEDIA OF OHIO, INC.
SALEM MEDIA OF OREGON, INC.
SALEM MEDIA OF PENNSYLVANIA, INC.
SALEM MEDIA OF TEXAS, INC.
SALEM MEDIA OF VIRGINIA, INC.
SALEM MUSIC NETWORK, INC.
SALEM RADIO NETWORK INCORPORATED
SALEM RADIO OPERATIONS, LLC.
SALEM RADIO OPERATIONS - PENNSYLVANIA, INC.
SALEM RADIO PROPERTIES, INC.
SALEM RADIO REPRESENTATIVES, INC.
SCA LICENSE CORPORATION
SOUTH TEXAS BROADCASTING, INC.
SRN NEWS NETWORK, INC.
VISTA BROADCASTING, INC.



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                                   SCHEDULE B


        (1) In each fiscal year Parent and each subsidiary other than HoldCo (without duplication) shall pay a fee to HoldCo in an aggregate amount as mutually determined in advance by HoldCo and Parent, in their sole and absolute discretion, not to exceed 11% of the net revenue of Parent or such Subsidiary, as applicable for the immediately preceding fiscal year. For purposes of this Agreement, net revenues shall mean total revenues less cost of services sold. Parent or its subsidiaries, as applicable, shall remit said amount to HoldCo from time to time not later than thirty (30) days from its receipt of an invoice from HoldCo.

        (2) AcqCo shall pay HoldCo a one time fee of Four Hundred Thousand Dollars ($400,000) for special charges and services incurred by HoldCo for the benefit of AcqCo.



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